Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

20. Income Taxes

Components of earnings (losses) from continuing operations before income taxes and noncontrolling interests are as follows (in thousands):

	Year Ended December 31
	2015	2014	2013
United States	$875,038	$1,161,953	$755,921
Foreign	(165,800)	42,624	35,202

	$709,238	$1,204,577	$791,123

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2015	2014	2013
Current:
Federal	$285,856	$247,898	$138,343
State	4,618	30,790	223
Foreign	5,198	19,235	10,464

Total current	295,672	297,923	149,030

Deferred:
Federal	(64,482)	94,991	36,157
State	(6,041)	3,958	(39)
Foreign	(11,995)	(8,085)	20,446

Total deferred	(82,518)	90,864	56,564

Total provision for income taxes	$213,154	$388,787	$205,594

A reconciliation of the federal statutory tax rate (35%) to the total provision is as follows:

	Year Ended December 31,
	2015	2014	2013
Taxes computed at statutory rate	35.00%	35.00%	35.00%
State income taxes, net of federal income tax benefit	-0.32%	3.32%	0.02%
Federal research credit	-0.50%	-0.27%	-0.79%
Domestic manufacturing deduction	-3.40%	-2.27%	-1.74%
Equity in losses of foreign joint venture	0.98%	0.85%	1.36%
Impairment on investment in foreign joint venture	7.55%	—	—
Foreign rate differential	-1.72%	-0.93%	-2.35%
Noncontrolling interests	-6.84%	-2.96%	-4.32%
Out-of-period correction	-1.37%	-1.10%	-2.57%
Other, net	0.67%	0.64%	1.38%

Provision for income taxes	30.05%	32.28%	25.99%

The 2015 provision included a $9.7 million out-of-period non-cash gain related to a correction to tax balances. The 2014 and 2013 provisions included out-of-period non-cash gains related to corrections to tax balances of $13.2 million and $21.3 million, respectively. These out-of-period adjustments were not material to the period of correction or any previously reported periods.

Deferred tax assets and liabilities resulted from the following (in thousands):

	December 31,
	2015	2014
Deferred tax assets:
Accrued liabilities and reserves	$209,854	$154,381
Allowance for doubtful accounts	12,912	24,741
Inventory	208,799	189,120
Post-retirement benefits	9,773	898
Commodity hedges	7,149	4,773
Net operating loss carryforward	14,690	9,880
Tax credit carryforwards	19,601	29,142

Total deferred tax assets	482,778	412,935

Deferred tax liabilities:
Holdbacks and amounts not due under contracts	(10,479)	(14,945)
Cumulative translation adjustments	(3,325)	(1,819)
Intangibles	(244,496)	(236,618)
Property, plant and equipment	(673,676)	(698,567)

Total deferred tax liabilities	(931,976)	(951,949)

Total net deferred tax liabilities	$(449,198)	$(539,014)

In November 2015, new accounting guidance was issued that requires deferred tax liabilities and assets to be classified as noncurrent in a classified statement of financial position. The standard is effective for annual and interim periods beginning after December 15, 2016, with early adoption permitted. We have early adopted this new guidance prospectively beginning with the consolidated balance sheet at December 31, 2015. Prior periods were not retrospectively adjusted.

As a result of the prospective adoption of the new accounting guidance, there were no current deferred tax assets at December 31, 2015. Current deferred tax assets included in other current assets were $253.4 million at December 31, 2014. Also as a result of the prospective adoption of the new accounting guidance, there were no current deferred tax liabilities at December 31, 2015. Current deferred tax liabilities included in other current liabilities were $13.1 million at December 31, 2014. Non-current deferred tax liabilities included in deferred credits and other liabilities were $449.2 million at December 31, 2015 ($779.3 million at December 31, 2014). Nucor paid $260.3 million in net federal, state and foreign income taxes in 2015 ($398.7 million and $64.8 million in 2014 and 2013, respectively).

Cumulative undistributed foreign earnings for which U.S. taxes have not been provided are included in consolidated retained earnings in the amount of $169.6 million at December 31, 2015 ($194.0 million at December 31, 2014). These earnings are considered to be indefinitely reinvested and, accordingly, no provisions for U.S. federal and state income taxes are required. It is not practicable to determine the amount of unrecognized deferred tax liability related to the unremitted earnings.

State net operating loss carryforwards were $487.9 million at December 31, 2015 ($462.8 million at December 31, 2014). If unused, they will expire between 2016 and 2035. Foreign net operating loss carryforwards were $22.3 million at December 31, 2015 ($44.9 million at December 31, 2014). If unused, they will expire between 2027 and 2035.

At December 31, 2015, Nucor had approximately $50.5 million of unrecognized tax benefits, of which $49.8 million would affect Nucor’s effective tax rate, if recognized. At December 31, 2014, Nucor had approximately $63.0 million of unrecognized tax benefits, of which $62.9 million would affect Nucor’s effective tax rate, if recognized.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits recorded in deferred credits and other liabilities is as follows (in thousands):

	December 31,
	2015	2014	2013
Balance at beginning of year	$63,001	$65,975	$80,862
Additions based on tax positions related to current year	6,508	6,295	4,849
Reductions based on tax positions related to current year	—	—	(55)
Additions based on tax positions related to prior years	241	5,673	2,307
Reductions based on tax positions related to prior years	(13,294)	(7,449)	(6,248)
Additions due to settlements with taxing authorities	930	—	—
Reductions due to statute of limitations lapse	(6,876)	(7,493)	(15,740)

Balance at end of year	$50,510	$63,001	$65,975

We estimate that in the next twelve months, our gross uncertain tax positions, exclusive of interest, could decrease by as much as $10.6 million, as a result of the expiration of the statute of limitations.

During 2015, Nucor recognized $7.0 million of benefit in interest and penalties ($9.0 million of benefit in 2014 and $0.9 million of expense in 2013). The interest and penalties are included in interest expense and other expenses, respectively, in the consolidated statements of earnings. As of December 31, 2015, Nucor has approximately $21.2 million of accrued interest and penalties related to uncertain tax positions on the consolidated balance sheet (approximately $28.2 million at December 31, 2014).

Nucor has substantially concluded U.S. federal income tax matters for years through 2012. The 2013 and 2014 tax years remain open to examination by the Internal Revenue Service. The Canada Revenue Agency is examining the 2012 Canadian returns for Harris Steel Group Inc. and certain related affiliates. The tax years 2009 through 2014 remain open to examination by other major taxing jurisdictions to which Nucor is subject (primarily Canada and other state and local jurisdictions).